                                                                    EXHIBIT 10.4


                       FIRST AMENDMENT TO CREDIT AGREEMENT


                  This FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of March 24, 1997 among Scotsman Group Inc., a Delaware corporation, The Delfield Company, a Delaware corporation, Scotsman Drink Limited, a private company limited by shares registered in England, Whitlenge Drink Equipment Limited, a private company limited by shares regis tered in England, Frimont S.p.A., a societa per azioni incorporated with limited liability in the Republic of Italy, Castel MAC S.p.A., a societa per azioni incorpo rated with limited liability in the Republic of Italy, and Kysor Industrial Corporation, a Michigan corporation (collectively, the "Borrowers"), Scotsman Industries, Inc., a Delaware corporation ("Industries"), and The First National Bank of Chicago, individually as a Lender (as defined in the Credit Agreement referred to below) and as Agent.

                                R E C I T A L S:

                  WHEREAS, the Borrowers, Industries, the Agent, and the Lenders are parties to that certain Credit Agreement dated as of March 12, 1997 (the "Cred it Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement as amended hereby); and

                  WHEREAS, the Borrowers, Industries, the Lenders and the Agent have agreed to amend certain provisions of the Credit Agreement upon the terms and conditions contained herein;

                  NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

I.       Amendments to the Credit Agreement.

                  A. Amendment to Article I of the Credit Agreement. Article I of the Credit Agreement is hereby amended by (i) deleting the phrase "and the Bridge

Loans" from clause (viii) of the definition of "Excess Cash Flow" set forth in
Article I of the Credit Agreement and (ii) adding at the end of the definition of "Excess Cash Flow", before the period, the clause ", minus (xi) to the extent included in the calculation of Net Income for such fiscal period, any gain from the Asset Purchase".

                  B. Amendment to Section 8.2(c) of the Credit Agreement.
Section 8.2(c) of the Credit Agreement is hereby amended by adding the phrase "or reduce the amount, or extend the date, of any permanent reduction in the Aggregate Revolving Loan Commitment required under Section 2.6," immediately after the phrase "under Section 2.1 or 2.9," in the second line of clause (c) of
Section 8.2 of the Credit Agreement.

II.      Representations and Warranties.

                  A. Enforceability. Each of Industries and each Borrower represents and warrants that the execution, delivery and performance by each of Industries and such Borrower of this Amendment have been duly authorized by all necessary corporate action and that this Amendment is a legal, valid and binding obligation of such Borrower, enforceable against each of Industries and such Borrower in accor dance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

                  B. Credit Agreement Representations. Each of Industries and each Borrower represents and warrants that each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof.

III.     Miscellaneous.

                  A. Effect; Ratification. The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Credit Agreement or of any other Loan Document, (ii) operate as a waiver of any Default or Unmatured Default under the Credit Agreement or (iii) prejudice any right or rights that the

Agent or the Lenders may now have or may have in the future under or in con nection with the Credit Agreement or any other Loan Document. Each reference in the Credit Agreement to "this Agreement", "herein", "hereof", "hereunder" and words of like import and each reference in the other Loan Documents to the "Credit Agreement" shall mean the Credit Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Credit Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Credit Agreement and each other Loan Document, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

                  B. Effectiveness. This Amendment shall immediately become effective as of the date first written above upon the receipt by the Agent of duly executed counterparts of this Amendment from the Borrowers, Industries, the Agent and the Lenders.

                  C. Loan Documents. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

                  D. Severability. Any provision contained in this Amendment that is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of that provision in any other jurisdiction.

                  E. Costs and Expenses. Each Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto.

                  F. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

                  G. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  H. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

                  IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                   SCOTSMAN GROUP INC.


                                   By:/S/ Donald D. Holmes
                                      -----------------------------------------

                                       Print Name:/S/ Donald D. Holmes
                                                  -----------------------------

                                       Title:/s/   V.P.
                                             ----------------------------------

                                   THE DELFIELD COMPANY



                                   By:/S/ Donald D. Holmes
                                      -----------------------------------------

                                       Print Name:/S/ Donald D. Holmes
                                                  -----------------------------

                                       Title:/s/   V.P.
                                             ----------------------------------


                                   SCOTSMAN DRINK LIMITED




                                   By:/S/ Donald D. Holmes
                                      -----------------------------------------

                                       Print Name:/S/ Donald D. Holmes
                                                  -----------------------------

                                       Title: /S/ Director
                                              --------------------------------

                                   WHITLENGE DRINK EQUIPMENT LIMITED




                                   By:/S/ Donald D. Holmes
                                      -----------------------------------------

                                   By:/S/ Donald D. Holmes
                                      -----------------------------------------

                                       Print Name:/S/ Donald D. Holmes
                                                  -----------------------------

                                       Title: /S/ Director
                                              --------------------------------


                                FRIMONT S.P.A


                                By: /S/ Richard C. Osborne
                                    ------------------------------------------

                                    Print Name: /S/ Richard C. Osborne
                                                ------------------------------

                                    Title: Director
                                           -----------------------------------

                                CASTEL MAC S.P.A.


                                By: /S/ Richard C. Osborne
                                    ------------------------------------------

                                    Print Name: /S/ Richard C. Osborne
                                                ------------------------------

                                    Title: Director
                                           -----------------------------------

                                   KYSOR INDUSTRIAL CORPORATION



                                   By:/S/ Donald D. Holmes
                                      -----------------------------------------

                                       Print Name:/S/ Donald D. Holmes
                                                  -----------------------------

                                       Title:/s/   V.P.
                                             ----------------------------------


                                   SCOTSMAN INDUSTRIES, INC.



                                   By:/S/ Donald D. Holmes
                                      -----------------------------------------

                                       Print Name:/S/ Donald D. Holmes
                                                  -----------------------------

                                       Title:/s/   V.P.
                                             ----------------------------------

                                   THE FIRST NATIONAL BANK OF CHICAGO,
                                   Individually and as Agent


                                   By: /S/ Julia A. Bristow
                                       ----------------------------------------

                                       Print Name: /S/ Julia A. Bristow
                                                   ----------------------------

                                       Title: /S/ Managing Director
                                              ---------------------------------

                      SECOND AMENDMENT TO CREDIT AGREEMENT


                  This SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amend ment") is entered into as of June 30, 1997 among Scotsman Group Inc., a Delaware corporation, The Delfield Company, a Delaware corporation, Scotsman Drink Limited, a private company limited by shares registered in England, Whitlenge Drink Equipment Limited, a private company limited by shares registered in England, Frimont S.p.A., a societa per azioni incorporated with limited liability in the Republic of Italy, Castel MAC S.p.A., a societa per azioni incorporated with limited liability in the Republic of Italy, and Kysor Industrial Corporation, a Michigan corporation (collectively, the "Borrowers"), Scotsman Industries, Inc., a Delaware corporation ("Industries"), each of the financial institutions identified on the signature pages hereof and The First National Bank of Chicago, individually and as Agent.

                                R E C I T A L S:

                  WHEREAS, the Borrowers, Industries, the Agent, and the Lenders are parties to that certain Credit Agreement dated as of March 12, 1997, as amended by the First Amendment to Credit Agreement dated as of March 24, 1997 among the Borrowers, Industries and First Chicago, individually as a Lender and as Agent (the "Credit Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement as amended hereby); and

                  WHEREAS, the Borrowers, Industries, the Lenders and the Agent have agreed to amend certain provisions of the Credit Agreement upon the terms and conditions contained herein;

                  NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

I.       Amendments to the Credit Agreement.

                  A. Amendment to Article I of the Credit Agreement. Article I of the Credit Agreement is hereby amended by adding thereto a new defined term, in proper alphabetical order, as follows:

                  "Kysor Subsidiary" means any Person which was a Subsidiary of Kysor on the Closing Date.

                  B. Amendment to Section 6.28 of the Credit Agreement. Section
6.28 of the Credit Agreement is hereby amended by adding the phrase "(excluding, with respect to any such Subsidiary which is a Kysor Subsidiary, goodwill and other intangible assets allocated to any such Kysor Subsidiary in connection with the Acquisition)" (i) immediately after the phrase "any Subsidiary with assets" in clause (B) in the seventeenth line of Section 6.28 of the Credit Agreement and (ii) immediately after the phrase "assets of all Non-Guarantor Subsidiaries" in the twentieth line of Section 6.28 of the Credit Agreement.

II.      Representations and Warranties.

                  A. Enforceability. Each of Industries and each Borrower represents and warrants that the execution, delivery and performance by each of Industries and such Borrower of this Amendment have been duly authorized by all necessary corporate action and that this Amendment is a legal, valid and binding obligation of such Borrower, enforceable against each of Industries and such Borrower in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

                  B. Credit Agreement Representations. Each of Industries and each Borrower represents and warrants that each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof.

III.     Miscellaneous.

                  A. Effect; Ratification. The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Credit Agreement or of any other Loan Document, (ii) operate as a waiver of any Default or Unmatured Default under the Credit Agreement or (iii) prejudice any right or rights that the Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document. Each reference in the Credit Agreement to "this Agreement", "herein", "hereof", "hereunder" and words of like import and each reference in the other Loan Documents to the "Credit Agreement" shall mean the Credit Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Credit Agreement and all terms, conditions, representations, warranties, covenants and agree ments set forth in the Credit Agreement and each other Loan Document, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

                  B. Effectiveness. This Amendment shall immediately become effective as of the date first written above upon the receipt by the Agent of duly executed counterparts of this Amendment from the Borrowers, Industries, the Agent and the Lenders.

                  C. Loan Documents. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

                  D. Severability. Any provision contained in this Amendment that is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amend ment in that jurisdiction or the operation, enforceability or validity of that provision in any other jurisdiction.

                  E. Costs and Expenses. Each Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto.

                  F. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

                  G. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  H. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

                  IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.


                                   SCOTSMAN GROUP INC.



                                   By:/S/ D. D. Holmes
                                      -----------------------------------------

                                       Print Name:/S/ D. D. Holmes
                                                  -----------------------------

                                       Title:/s/   V.P.
                                             ----------------------------------


                                   THE DELFIELD COMPANY




                                   By:/S/ D. D. Holmes
                                      -----------------------------------------

                                       Print Name:/S/ D. D. Holmes
                                                  -----------------------------

                                       Title:/s/   V.P.
                                             ----------------------------------


                                   SCOTSMAN DRINK LIMITED



                                   By:/S/ D. D. Holmes
                                      -----------------------------------------

                                       Print Name:/S/ D. D. Holmes
                                                  -----------------------------

                                       Title:/s/   Director
                                             ----------------------------------

                                   WHITLENGE DRINK EQUIPMENT LIMITED



                                   By:/S/ D. D. Holmes
                                      -----------------------------------------

                                       Print Name:/S/ D. D. Holmes
                                                  -----------------------------

                                       Title:/s/   Director
                                             ----------------------------------


                                   FRIMONT S.P.A


                                   By:/S/ D. D. Holmes
                                      -----------------------------------------

                                       Print Name:/S/ D. D. Holmes
                                                  -----------------------------

                                       Title:/s/   Director
                                             ----------------------------------


                                   CASTEL MAC S.P.A.


                                   By:/S/ D. D. Holmes
                                      -----------------------------------------

                                       Print Name:/S/ D. D. Holmes
                                                  -----------------------------

                                       Title:/s/   Director
                                             ----------------------------------

                                   KYSOR INDUSTRIAL CORPORATION



                                   By:/S/ D. D. Holmes
                                      -----------------------------------------

                                       Print Name:/S/ D. D. Holmes
                                                  -----------------------------

                                       Title:/s/   V.P.
                                             ----------------------------------

                                   SCOTSMAN INDUSTRIES, INC.




                                   By:/S/ D. D. Holmes
                                      -----------------------------------------

                                       Print Name:/S/ D. D. Holmes
                                                  -----------------------------

                                       Title:/s/   V.P.
                                             ----------------------------------



                                   THE FIRST NATIONAL BANK OF CHICAGO,
                                   Individually and as Agent



                                   By: /S/ Julia A. Bristow
                                       ----------------------------------------

                                       Print Name: /S/ Julia A. Bristow
                                                   ----------------------------

                                       Title: Managing Director
                                              ---------------------------------

                                   ABN AMRO BANK N.V.



                                   By: /S/ Stephen J. Czech/Thomas F. Comfor
                                       ----------------------------------------

                                       Print Name:/S/Stephen J. Czech/
                                                  Thomas F.Comfor
                                                  -----------------------------

                                       Title: Vice President/Vice President
                                              ---------------------------------

                                   BANK OF SCOTLAND



                                   By: /S/ Annie Chin Tat
                                       ----------------------------------------

                                       Print Name: /S/ Annie Chin Tat
                                                   ----------------------------

                                       Title: Vice President
                                              ---------------------------------

                                   COMERICA BANK



                                   By: /S/ Gregory N. Block
                                       ----------------------------------------

                                       Print Name: /S/ Gregory N. Block
                                                   ----------------------------

                                       Title: /S/ Vice President
                                              ---------------------------------

                                   SOCIETE GENERALE



                                   By: /S/ Joseph A. Philbin
                                       -----------------------------------------

                                       Print Name: /S/ Joseph A. Philbin
                                                   -----------------------------

                                       Title: /S/ Vice President
                                              ----------------------------------

                                   BANK OF NEW YORK

                                   By:
                                       -----------------------------------------

                                       Print Name:
                                                  ------------------------------

                                       Title:
                                             -----------------------------------


                                   CORESTATES BANK, N.A.


                                   By:
                                       -----------------------------------------

                                       Print Name:
                                                  ------------------------------

                                       Title:
                                             -----------------------------------

                                   FIRST HAWAIIAN BANK

                                   By:
                                       -----------------------------------------

                                       Print Name:
                                                  ------------------------------

                                       Title:
                                             -----------------------------------


                                   THE FUJI BANK, LIMITED

                                   By: /S/ Peter L. Chinnici
                                       -----------------------------------------

                                       Print Name: /S/ Peter L. Chinnici
                                                  ------------------------------

                                       Title:/S/ Joint General Manager
                                             -----------------------------------


                                   HARRIS TRUST AND SAVINGS BANK



                                   By:
                                       -----------------------------------------

                                       Print Name:
                                                  ------------------------------

                                       Title:
                                             -----------------------------------

                                   THE MITSUBISHI TRUST AND BANKING
                                     CORPORATION


                                   By:
                                       -----------------------------------------

                                       Print Name:
                                                  ------------------------------

                                       Title:
                                             -----------------------------------


                                   THE SUMITOMO BANK, LTD., CHICAGO BRANCH


                                   By:
                                       -----------------------------------------

                                       Print Name:
                                                  ------------------------------

                                       Title:
                                             -----------------------------------


                                   UNITED STATES NATIONAL BANK OF OREGON



                                   By: /S/ Monica Treay
                                       -----------------------------------------

                                       Print Name:/S/ Monica Treay
                                                  ------------------------------

                                       Title:/S/ Assistant Vice President
                                             -----------------------------------

                                   BANK OF IRELAND



                                   By:
                                       -----------------------------------------

                                       Print Name:
                                                  ------------------------------

                                       Title:
                                             -----------------------------------


                                   THE BANK OF TOKYO-MITSUBISHI, LTD.


                                   By: /S/ Tokutaro Sekine
                                      ------------------------------------------

                                       Print Name: /S/ Tokutaro Sekine
                                                   ----------------------------

                                       Title: /S/ General Manager
                                              ---------------------------------

                                   CAISSE NATIONALE DE CREDIT AGRICOLE



                                   By: /S/ Dean Balice
                                      ------------------------------------------

                                       Print Name: /S/ Dean Balice
                                                   ----------------------------

                                       Title: /S/ Senior Vice President
                                                  Branch Manager
                                              ---------------------------------

                              DAI-ICHI KANGYO BANK, LTD.



                              By: /S/ Seiichiro Ino
                                 ------------------------------------------

                                  Print Name: /S/ Seiichiro Ino
                                              ----------------------------

                                  Title: /S/ Vice President
                                         ---------------------------------

                              FIRST AMERICAN NATIONAL BANK


                              By: /S/ Kathryn A. Brothers
                                 ------------------------------------------

                                  Print Name: /S/ Kathryn A. Brothers
                                              ----------------------------

                                  Title: Vice President
                                         ---------------------------------


                              THE LONG-TERM CREDIT BANK OF JAPAN, LTD.



                              By: /S/ Mark A. Thompson
                                 ------------------------------------------

                                 Print Name: /S/ Mark A. Thompson
                                             ----------------------------

                                 Title: /S/ Vice President and Deputy General
                                             Manager
                                        ---------------------------------

                                   LLOYDS BANK, PLC.


                                   By: /S/ Paul D. Briamonte/M.J. Gilligan
                                       ----------------------------------------

                                       Print Name: /S/ Paul D. Briamonte/M.J.
                                                   Gilligan
                                                   ----------------------------

                                       Title: /S/ Vice President/Vice President
                                              ---------------------------------

                                   MELLON BANK, N.A.



                                   By:
                                       -----------------------------------------

                                       Print Name:
                                                  ------------------------------

                                       Title:
                                             -----------------------------------


                                   NATIONAL CITY BANK



                                   By: /S/ R. Klinger
                                      ----------------------------------------

                                      Print Name: /S/ Matthew R. Klinger
                                                  ----------------------------

                                       Title: /S/ Assistant Vice President
                                              ---------------------------------

                                   THE NORTHERN TRUST COMPANY



                                   By: /S/ Anthony Coletta
                                       ----------------------------------------

                                       Print Name: /S/ G. Anthony Coletta
                                                   ----------------------------

                                       Title: /S/ Vice President
                                              ---------------------------------


                                   ROYAL BANK OF SCOTLAND, PLC.


                                   By:
                                       -----------------------------------------

                                       Print Name:
                                                  ------------------------------

                                       Title:
                                             -----------------------------------


                                   THE SANWA BANK, LIMITED



                                   By: /S/Gordon R. Holtby
                                       ----------------------------------------

                                       Print Name: /S/ Gordon R. Holtby
                                                   ----------------------------

                                       Title: /S/ Vice President & Manager
                                              ---------------------------------

                             SUNTRUST BANK, ATLANTA



                                  By: /S/ A. Jaketic
                                      ----------------------------------------

                                      Print Name: /S/ Margaret A. Jaketic
                                                  ----------------------------

                                      Title: /S/ VP
                                             ---------------------------------

                       THIRD AMENDMENT TO CREDIT AGREEMENT


                  This THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of December 15, 1997 among Scotsman Group Inc., The Delfield Company, Scotsman Drink Limited, Whitlenge Drink Equipment Limited, Frimont S.p.A., Castel MAC S.p.A., Kysor Industrial Corporation, Scotsman Industries, Inc., the Lenders and The First National Bank of Chicago, as Agent.

                                    RECITALS

                  WHEREAS, Scotsman Group Inc., a Delaware corporation ("Group"), The Delfield Company, a Delaware corporation ("Delfield"), Scotsman Drink Limited, a private company limited by shares registered in England ( "Drink"), Whitlenge Drink Equipment Limited, a private company limited by shares registered in England ("Whitlenge"), Frimont S.p.A., a societa per azioni incorporated with limited liability in the Republic of Italy ("Frimont"), Castel MAC S.p.A., a societa per azioni incorporated with limited liability in the Republic of Italy ("Castel"), Kysor Industrial Corporation, a Michigan corporation ("Kysor"; Group, Delfield, Drink, Whitlenge, Frimont, Castel and Kysor are collectively referred to herein as the "Borrowers" and each a "Borrower"), Scotsman Industries, Inc. ("Industries"), certain financial institutions parties thereto and The First National Bank of Chicago, as Agent are parties to that certain Credit Agreement, dated as of March 12, 1997, as amended by that certain First Amendment to Credit Agreement, dated as of March 24, 1997 and that certain Second Amendment to Credit Agreement, dated as of June 30, 1997 (as further amended or modified hereby and as hereafter amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"); and

                  WHEREAS, the Borrowers and Industries have requested that the Agent and the lenders thereto amend certain provisions of the Credit Agreement and grant waivers with re spect to certain provisions of the Credit Agreement, all as more fully described herein; and

                  WHEREAS, the Agent and such lenders have agreed to grant such amendments and waivers upon the terms and conditions set forth herein.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 4. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned thereto in the Credit Agreement.

SECTION 5. Amendments to the Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

                  5.1  Definitions.

                    (a) Article I of the Credit Agreement is hereby amended by adding thereto the following new definitions, in proper alphabetical order:

                  "Consolidated Assets" means at any time the assets of Industries and its Subsidiaries at such time determined on a consolidated basis in accordance with Agreement Accounting Principles.

                  "Consolidated Senior Indebtedness" on any date, means the sum of (a) all Indebtedness of Industries and its Subsidiaries under this Agreement and the other Loan Documents plus (b) all Senior Debt, in each case on a consolidated basis (without duplication).

                  "Senior Leverage Ratio" means, with respect to Industries on a consolidated basis with its Subsidiaries, at any date, the ratio of (a) the Consolidated Senior Indebtedness of Industries and its Subsidiaries at such date to (b) EBITDA for the period of four (4) consecutive Fiscal Quarters most recently ended on or prior to such date (except as otherwise provided in Section 6.25.4).

                  "Stock Pledge Agreement" means each Stock Pledge Agreement, effected from time to time and at any time by any of Industries, any Borrower or any Guarantor or any other Subsidiary in favor of the Agent for the benefit of the Lenders, as any of the same may be amended, restated, supplemented or modi fied from time to time, in each case in form and substance acceptable to the Agent.

                  "Subordinated Notes" means the Senior Subordinated Notes due 2007 issued by Group pursuant to the Subordinated Note Indenture, in a maximum principal amount not to exceed $125,000,000, provided that such Subordinated Notes shall at all times contain terms of subordination in respect of the Obligations on terms substantially similar to those set forth in the Subordinated Note Indenture in the form approved by the Lenders on the Effective Date (as defined in the Third Amendment to Credit Agreement dated as of December 15, 1997 among Group, Delfield, Scotsman Drink, Whitlenge, Frimont, Castel MAC, Kysor, Industries, the Agent and the Lenders party thereto).

                  "Subordinated Note Guaranty" means that certain subordinated guaranty by Industries to the benefit of the holders of Subordinated Notes embodied within the Subordinated Note Indenture, provided that all obligations and liabilities of Industries under such guaranty shall at all times contain terms of subordination in respect of the Obligations on terms substantially similar to those set forth in such Subordinated
                  Note Indenture in the form approved by the Lenders on the Effective Date.

                  "Subordinated Note Indenture" means that certain Indenture among Group, Industries and Harris Trust and Savings Bank as trustee, as in effect on, and in the form approved by the Lenders on, the Effective Date, as the same may be amended, restated, modified or supplemented from time to time.

                       (b) The definition of "Applicable Margin" contained in Article I of the Credit Agreement is hereby amended by deleting the table of numbers appearing therein in its entirety and replacing such table with the following new table:

==================================================================================================================
                    Level 1     Level 2      Level 3        Level 4        Level 5      Level 6       Level 7
------------------------------------------------------------------------------------------------------------------
Leverage            >= 4.5      >= 4.0       >= 3.5 <       >= 3.0 <       >= 2.5 <     >= 2.0 <      < 2.0
Ratio                           < 4.5        4.0            3.5            3.0          2.5
Floating Rate       0.50%       0.375%       0.250%         0.125%         0%           0%            0%
Advances
------------------------------------------------------------------------------------------------------------------
Eurocurrency        1.50%       1.375%       1.25%          1.125%         0.875%       0.750%        0.50%
Advances
------------------------------------------------------------------------------------------------------------------
Commitment          0.35%       0.35%        0.35%          0.30%          0.25%        0.20%         0.175%
Fee
==================================================================================================================

                           (c) The definition of "EBITDA" contained in Article I
of the Credit Agreement is hereby amended by deleting such definition and restating it in its entirety as follows:

                  "EBITDA" means, for any period, on a consolidated basis for Industries and its Subsidiaries, the sum of the amounts for such period of (a) Net Income of Industries and its Subsidiaries, plus (b) Consolidated Income Tax Expense, plus (c) Consolidated Interest Expense, plus (d) depreciation expense, plus (e) amortization expense, including amortization of goodwill and other intangible assets, plus
         (f) other non-cash charges, minus (g) interest income, minus (h) equity in income of Affiliates of Industries or any of it Subsidiaries (net of cash dividends received) that are included in the consolidated financial statements of Industries using the equity method of accounting (in the case of clauses (b) through (h) above, to the extent reflected in determining Net Income of Industries and its Subsidiaries for such period). For purposes of the calculation of EBITDA pursuant to Sections 6.25.3 and 6.25.4 hereof, EBITDA shall be adjusted for any period of calculation to give effect to any business or Person acquired by Industries or any Subsidiary (and which is permitted pursuant to Section 6.15 hereof) during such period as if such acquisition shall have occurred on the first day of such period, provided such adjustments shall be made only in such amounts as shall be readily con firmed on the basis of financial statements prepared in accordance with Agreement Accounting Principles."

                           (d) The definition of "Fixed Charges" contained in
Article I of the Credit Agreement is hereby amended by (a) deleting the comma as it appears at the end of clause (e) of such definition and (b) deleting the phrase "minus (f) cash dividends received during such period by Industries or any of its Subsidiaries" in its entirety as it appears in the seventh line of such definition.

                           (e) The definition of "Loan Documents" contained in
Article I of the Credit Agreement is hereby amended by (i) adding the phrase ", each Stock Pledge Agreement" immediately after the phrase "the Guaranties" appearing in the first line of such definition and (ii) adding the phrase "and any Subsidiary party to a Stock Pledge Agreement" immediately after the phrase "the Guarantors" appearing in the fourth line of such definition.

                           (f) The definition of "Loan Party" contained in
Article I of the Credit Agreement is hereby amended by adding the phrase "and each other Subsidiary that executes a Stock Pledge Agreement pursuant to Section
6.32 hereof" immediately after the word "hereof" but before the period in the third line of such definition.

                           (g) The definition of "Senior Debt" contained in
Article I of the Credit Agreement is hereby amended by deleting the phrase "ranks pari passu" as it appears in the second line of such definition and replacing it with the phrase "is not expressly subordinate."

                  5.2 Excess Cash Flow. Section 2.9.2 of the Credit Agreement is hereby amended by deleting the number "3.0" in its entirety as it appears in the fifth line of such Section and replacing it with the number "4.0."

                  5.3 Equity Issuances. Section 2.9.3 of the Credit Agreement is hereby amended by amending and restating such section in its entirety as follows:

                  "2.9.3 Equity Issuances. On each date after the Closing Date on which Industries or any of its Subsidiaries receives any Net Equity Proceeds, Group shall prepay or shall cause the other Borrowers to prepay the outstanding Bridge Obligations, the Obligations and Senior Debt in an amount equal to 50% of any Net Equity Proceeds received by Industries or any of its Subsidiaries (the "Available Net Equity Proceeds"): first to prepayment of the Bridge Obligations until all such Bridge Obligations have been paid in full and second, to prepayment of the Obligations in accordance with the terms of Section
         2.9.5 and to any Senior Debt that remains outstanding (but only to the extent any such Senior Debt requires a prepayment thereof out of Available Net Equity Proceeds) on a ratable basis determined according to the principal amount of the Loans and the Facility Letter of Credit Obligations and the principal amount (and premium, if any) of such Senior Debt, in each case outstanding as of such date; provided that any Available Net Equity Proceeds not applied to prepayment of the Senior Debt shall be applied to prepayment of the Obligations in accordance with Section 2.9.5."

                  5.4  Indebtedness.

                           (a)  Section 6.11 of the Credit Agreement is hereby
amended by deleting the words "the date hereof" in subsection (b), and inserting the words "December 15, 1997" in substitution of such deletion.

                           (b) Section 6.11 of the Credit Agreement is hereby
amended by deleting clauses (i) and (ii) of subsection (g) thereof in their entirety and replacing such clauses with the phrase, "provided, that (i) no Default or Unmatured Default arising solely as a result of Industries' failure to comply with Sections 6.25.3 and 6.25.4 of this Agreement has occurred and is continuing or would occur after giving effect to the incurrence of such additional Indebtedness and (ii) such Indebtedness shall contain terms and conditions acceptable to the Required Lenders, provided that such acceptance (for purposes of this clause (ii)) shall not be required in respect of Indebtedness of up to $15,000,000 in the aggregate outstanding from time to time and incurred after the date hereof.

                           (c) Section 6.11 of the Credit Agreement is hereby
amended by deleting subsection (h) thereof in its entirety and substituting therefor the following: "(h) Indebtedness incurred pursuant to the Subordinated Notes and the Subordinated Note Guaranty."

                  5.5 Investments. Section 6.15(a) is hereby amended by amending and restating subsection (a) in its entirety as follows: "(a) (i) Investments in existence on the date hereof in Subsidiaries; (ii) other Investments in existence on the date hereof and described in Schedule 6.15 hereto; (iii) other Investments after the date hereof in Shenyang Scotsman - Xinle Refrigeration Manufacturing Co. Ltd. in an aggregate outstanding amount not to exceed $2,000,000; and (iv) other Investments after the date hereof in Austral Refrigeration Pty., Ltd. in an aggregate outstanding amount not to exceed $25,000,000."

                  5.6  Liens.

                           (a) Section 6.16 of the Credit Agreement is hereby
amended by amending subsection (e) thereof in its entirety as follows: "(e) Liens existing on the date hereof and described on Schedule 6.16 hereto (provided that the Indebtedness secured by such liens does not at any time exceed $ 7,000,000 in the aggregate) and Liens arising out of any transaction contemplated by Section 6.11(e) as long as no additional property becomes subject to any such replacement Lien;"

                           (b) Section 6.16 of the Credit Agreement is hereby
amended by adding the phrase, "and each Stock Pledge Agreement" immediately before the semicolon appearing at the end of subsection (f) thereof.

                           (c) Section 6.16 of the Credit Agreement is hereby
amended by amending and restating subsection (h) thereof in its entirety as follows:

                  "(h) additional Liens securing Indebtedness permitted under
                  Section 6.11(g) but only to the extent that such additional Liens secure such Indebtedness in a maximum principal amount not in excess of $25,000,000."

                  5.7 Amendment Prohibition. Section 6.20 of the Credit Agreement is hereby amended by adding the words "the Subordinated Note Indenture, any Subordinated Notes," after the words "provision of" in the second line thereof.

                  5.8 Leverage Ratio. Section 6.25.3 of the Credit Agreement is hereby amended by deleting the table of numbers appearing therein in its entirety and replacing such table with the following new table:

============================================================
Period                                              Ratio
------------------------------------------------------------
Fourth Quarter of 1997                              5.00:1.0
------------------------------------------------------------
First, Second, Third and Fourth                     5.00:1.0
Fiscal Quarter of 1998 and First and
Second Fiscal Quarter of 1999
------------------------------------------------------------
Third and Fourth Fiscal Quarter of                  4.50:1.0
1999, First, Second, Third and Fourth
Fiscal Quarter of 2000 and First and
Second Fiscal Quarter of 2001
------------------------------------------------------------
Third Fiscal Quarter of 2001 and each               4.00:1.0
Fiscal Quarter thereafter
============================================================

                  5.9 Senior Leverage Ratio. Section 6.25 of the Credit Agreement is hereby amended by adding the following new subsection 6.25.4:

                  6.25.4 Senior Leverage Ratio. At all times after December 15, 1997, measured as of the end of each Fiscal Quarter (commencing on December 28, 1997) for the period of four Fiscal Quarters then ended, maintain a Senior Leverage Ratio of not more than the following during each of the following periods; provided, however, for the period ending on the last day of the fourth Fiscal Quarter of 1997, EBITDA will be the product of (A) actual EBITDA for the period from the first day of the second Fiscal Quarter of 1997 to the last day of the fourth Fiscal Quarter of 1997 multiplied by (B) 4/3:

============================================================
Period                                              Ratio
------------------------------------------------------------
Fourth Quarter of 1997                              4.25:1.0
------------------------------------------------------------
First Fiscal Quarter of 1998 through                4.00:1.0
Second Fiscal Quarter of 1999
------------------------------------------------------------
Third Fiscal Quarter of 1999 through                3.50:1.0
Second Fiscal Quarter of 2001
------------------------------------------------------------
Third Fiscal Quarter of 2001 and each               3.00:1.0
Fiscal Quarter thereafter
============================================================

                  5.10 Stock Pledges. The Credit Agreement is hereby amended by adding the following new Section 6.32:

                  "6.32 Stock Pledges. Each of Industries and each Borrower shall, and shall cause each of its Subsidiaries (whether existing, newly formed or acquired), to effect and maintain Stock Pledge Agreements, such that at all times the value of the Consolidated Assets held by entities whose stock is subject to a Stock Pledge Agreement shall equal at least eighty percent (80%) of the Consolidated Assets of Industries and its Subsidiaries taken as a whole. Industries and each Borrower shall cause their respective Subsidiaries to effect additional Stock Pledge Agreements from time to time as may be necessary to ensure compliance with the foregoing provisions of this Section 6.32."

                  5.11 Designated Senior Indebtedness. The Credit Agreement is hereby amended by adding the following new Section 6.33:

                  "6.33 Designated Senior Indebtedness. So long as any Obligations (other than Obligations that expressly survive the termination of this Agreement) remain outstanding hereunder or under any other Loan Document, neither Group nor Industries shall provide for or allow any Person other than the Agent to give a Blockage Notice (as defined in the Subordinated Note Indenture) or any comparable notice right from time to time under such Subordinated Note Indenture."

                  5.12  Defaults.

                           (a) Section 7.11 of the Credit Agreement is hereby
amended by deleting such section and restating it in its entirety as follows:
"7.11. Any Change of Control shall occur, or any "Change of Control" as defined in the Subordinated Note Indenture shall occur."

                           (b) Section 7.13 of the Credit Agreement is hereby
amended by deleting such section and restating it in its entirety as follows:

                  "7.13 Any Guaranty or the Pledge Agreement or any Stock Pledge Agreement shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of any Guaranty or the Pledge Agreement or any Stock Pledge Agreement, or any Guarantor shall fail to comply with any of the terms or provisions of any Guaranty to which it is a party, or Group shall fail to comply with any of the terms or provisions of the Pledge Agreement or any party to a Stock Pledge Agreement shall fail to comply with the terms and conditions thereof or any Guarantor denies that it has any further liability under the Guaranty to which it is a party, or gives notice to such effect."

                  5.13 Amendments. Section 8.2(f) of the Credit Agreement is hereby amended by adding the words "or terminate any Stock Pledge Agreement required pursuant to Section 6.32" after the word "thereunder".

                  5.14 The Agent. Section 10 of the Credit Agreement is hereby amended by adding the following new Section 10.13:

                    "10.13 Delivery of Blockage Notice. The Agent shall deliver a Blockage Notice (as defined in the Subordinated Note Indenture) only upon the direction of the Required Lenders."

                  5.15 Schedules to the Credit Agreement. Each of Schedule 1.1 and 6.11 to the Credit Agreement, is hereby amended and restated in its entirety in the form of Annex 1 and Annex 2 hereto, respectively.

                  5.16 Exhibit D to the Credit Agreement. Exhibit D to the Credit Agreement is hereby amended and restated in its entirety in the form of Exhibit A attached hereto.

SECTION 6. Terminations and Assignments. Each of Industries, each of the Borrowers and each other signatory hereto hereby agrees and consents to, notwithstanding the terms and conditions of Sections 12.1 and 12.3 of the Credit Agreement, (a) (i) the termination of each of the Lenders listed on Annex 3 hereto (each a "Terminated Lender") as a "Lender" under and as defined in the Credit Agreement, (ii) the termination of all rights (except for such rights as expressly survive the termination thereof) and obligations of each Terminated Lender under the Credit Agreement and (iii) upon receipt by such Terminated Lender of the aggregate principal amount of such Terminated Lender's outstanding Revolving Loan Obligations and Term Loan (together with accrued and unpaid interest on such principal amount and any other accrued and unpaid Obligations), all as determined by such Terminated Lender and approved by Group (the "Pay Out Amount"), the reduction of each such Terminated Lender's Revolving Loan Commit ment and Term Loan Commitment to zero, (b) the addition of each of the entities listed on Annex 4 hereto as a "Lender" under and as defined in the Credit Agreement (each an "Additional Lender") and (c) the reallocation of the Commitments as set forth in Schedule 1.1 to the Credit Agreement, as amended hereby. Each of Industries, each of the Borrowers and each Terminated Lender agrees to execute all such documents reasonably requested by the Agent or any Terminated Lender to evidence the termination of such Terminated Lender in accordance with the terms and conditions hereof. Each of Industries and each of the Borrowers hereby further agrees that, upon the effectiveness of this Amendment, each of the Additional Lenders shall become a party to the Credit Agreement and shall have all of the rights, privileg es and obligations of a "Lender" under and as defined in the Credit Agreement to the same extent as if it were an original party thereto. By its execution hereof, each Additional Lender agrees to be bound by and subject to all of the terms and conditions of the Credit Agreement applicable to a "Lender" under and as defined therein.

SECTION 7. Conditions to Effectiveness of this Amendment. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, provided however, that in no event shall this Amendment become effective if such conditions are not satisfied on or before December 31, 1997:

                  7.1 Amendment. This Amendment shall have been duly executed and delivered by each of the parties hereto.

                  7.2 Stock Pledge Agreement. Industries and its Subsidiaries listed on Annex 5 hereto shall each have duly executed and delivered to the Agent a Stock Pledge Agreement, substantially in the form of Exhibit B hereto, together with the original stock certificates pledged pursuant thereto and corresponding stock powers, duly executed in blank.

                  7.3 Notes. Each Borrower shall have duly executed and delivered to each relevant Lender replacement Revolving Notes and Term Notes or new Revolving Notes and Term Notes (as applicable), payable to the order of the applicable Lender, in a principal amount reflecting such Lender's Revolving Loan Commitment and Term Loan Commitment as set forth in Schedule 1.1 to the Credit Agreement, as amended hereby.

                  7.4 Evidence of Subordinated Note Issuance. The Agent shall have received evidence, satisfactory to the Agent, of the consummation of the issuance of the Subordinated Notes.

                  7.5 Terms of Subordinated Notes and Industries Guaranty. The Lenders shall have approved, in their sole discretion, the terms and conditions of the Subordinated Notes, the Subordinated Note Indenture and the Subordinated Note Guaranty.

                  7.6 Legal Opinions. The Agent shall have received a legal opinion, dated the date hereof, from Schiff Hardin & Waite, counsel to Industries and its Subsidiaries, addressed to the Agent and the Lenders in form and substance acceptable to the Agent.


                  7.7 Officer's Certificate. The Agent shall have received (i) a certificate of an Authorized Officer of Industries certifying as to the matters set forth in Sections 5.1 and 5.2 of this Amendment and (ii) a certificate of the Secretary or Assistant Secretary of each Loan Party certifying (as applicable): (a) copies of its charter and bylaws or equivalent constitutive documents, (b) resolutions of its board of directors (and shareholders if required) authorizing this Amendment, any Stock Pledge Agreement and any other document executed in connection with this Amendment or the transactions contemplated hereby, (c) the incumbency and signatures of each officer authorized to execute and deliver this Amendment, any Stock Pledge Agreement or other agreement executed in connection therewith and (d) its good standing certificates.

                  7.8 Amendment Fee. The Agent shall have received all fees payable pursuant to the terms of that certain fee letter agreement dated October 22, 1997 from the Agent and First Chicago Capital Markets, Inc. to Group.

                  7.9 Prepayment. The Agent shall have concurrently received $30,000,000 in immediately available funds to reduce the outstanding principal amount of the Term Loans (as defined in the Credit Agreement before giving effect to this Third Amendment) in the inverse order of maturity, together with all accrued and unpaid interest thereon to and including the date of prepayment.

                  7.10 Terminated Lender Prepayment. Each Terminated Lender shall have concurrently received, in immediately available funds, an amount equal to its Pay Out Amount.

                  7.11 Additional Matters. The Agent shall have received such other certificates, opinions, documents and instruments relating to the transactions contemplated hereby as may have been requested by the Agent or any Lender, in each case, in form and substance satisfactory to the Agent.

SECTION 8. Representations and Warranties of the Borrower. Each of Industries and each of the Borrowers represents and warrants to the Agent and the Lenders, as of the date hereof and as of the Effective Date (as hereinafter defined), that both before and after giving effect to this Amendment:

                  8.1 no Default or Unmatured Default (other than any Default or Unmatured Default waived pursuant to the terms hereof) has occurred and is continuing or would occur after giving effect to the transactions contemplated hereby; and

                  8.2 all of the representations and warranties contained in the Credit Agreement and in the other Loan Documents (other than those that expressly speak only as of a different date) are true and correct.

SECTION 9. Representations and Warranties of the Additional Lenders. Each Additional Lender hereby (a) confirms that it has received a copy of the Credit Agreement, together with copies of such other Loan Documents and other documents and information as it has requested and has deemed appropriate to make its own credit analysis and decision to enter into the Credit Agreement, (b) agrees that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (c) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Loan Document as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto and (d) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

SECTION 10. Miscellaneous.

                  10.1 Effect; Ratification; Effectiveness. The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, consent or modification of any other term or condition of the Credit Agreement or of any other instrument or agreement referred to therein; or (ii) prejudice any right or remedy which the Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein. Each reference in the Credit Agreement to "this Agree ment", "herein", "hereof" and words of like import and each reference in the other Loan Docu ments to the "Agreement" or the "Credit Agreement" shall mean the Credit Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Credit Agreement and all terms, conditions, representations, warranties, covenants and agree ments set forth in the Credit Agreement and each other instrument or agreement referred to therein, except as herein amended or waived, are hereby ratified and confirmed and shall remain in full force and effect. This Amendment shall immediately become effective upon the first date upon which both (i) the Agent shall have received duly executed counterparts of this Amendment from each party hereto and (ii) each of the conditions precedent contained in Section 4 hereof shall have been satisfied (the "Effective Date").

                  10.2 Loan Documents. This Amendment is a Loan Document executed pursu ant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be con strued, administered and applied in accordance with the terms and provisions thereof.

                  10.3 Costs, Fees and Expenses. Industries agrees to pay all costs, fees and expenses (including the reasonable fees and expenses of counsel to the Agent) incurred in connection with the preparation, execution and delivery of this Amendment as required pursu ant to the Credit Agreement.

                  10.4 Headings Descriptive. The headings of the several Sections and Subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision or term of this Amendment.

                  10.5 Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken togeth er shall constitute one and the same instrument.

                  10.6 Severability. Any provision contained in this Amendment that is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

                  10.7 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE
INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO PRINCIPLES RELATING TO CONFLICTS OF LAW.

                  10.8 WAIVER OF TRIAL BY JURY. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT OR ANY MATTER
ARISING HEREUNDER OR THEREUNDER.

                                     * * * *

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the date first written above.

                                  SCOTSMAN GROUP INC.


                                  By: /S/ Richard C. Osborne
                                      -----------------------------------------
                                  Name: /S/ Richard C. Osborne
                                  Its: /S/ President


                                  THE DELFIELD COMPANY



                                  By: /S/ Richard C. Osborne
                                      -----------------------------------------
                                  Name: /S/ Richard C. Osborne
                                  Its: /S/ Vice President


                                  By:
                                     -----------------------------------------
                                  Name:
                                  Its:


                                  SCOTSMAN DRINK LIMITED



                                  By: /S/ Richard C. Osborne
                                      -----------------------------------------
                                  Name: /S/ Richard C. Osborne
                                  Its: /S/ Director

                                  WHITLENGE DRINK EQUIPMENT LIMITED


                                  By: /S/ Richard C. Osborne
                                      -----------------------------------------
                                  Name: /S/ Richard C. Osborne
                                  Its: /S/ Director


                                  FRIMONT S.P.A.



                                  By: /S/ Richard C. Osborne
                                      -----------------------------------------
                                  Name: /S/ Richard C. Osborne
                                  Its: /S/ Director



                                  CASTEL MAC S.P.A.



                                  By: /S/ Richard C. Osborne
                                      -----------------------------------------
                                  Name: /S/ Richard C. Osborne
                                  Its: /S/ Director


                                  KYSOR INDUSTRIAL CORPORATION


                                  By: /S/ Richard C. Osborne
                                      -----------------------------------------
                                  Name: /S/ Richard C. Osborne
                                  Its: /S/ President

                                  SCOTSMAN INDUSTRIES, INC.


                                  By: /S/ Richard C. Osborne
                                      -----------------------------------------
                                  Name: /S/ Richard C. Osborne
                                  Its: /S/ President


                                  THE FIRST NATIONAL BANK OF CHICAGO,
                                  individually and as Agent


                                  By: /S/ Jacqueline Hopkins
                                      -----------------------------------------
                                  Name: /S/ Jacqueline Hopkins
                                  Its: /S/ Authorized Agent


                                  ABN AMRO BANK N.V.


                                  By: /S/ David E. Collignon/Stephen J. Czech
                                      -----------------------------------------
                                  Name: /S/ David E. Collignon/Stephen J. Czech
                                  Its: /S/ Vice President/Vice President


                                  BANK OF SCOTLAND


                                  By: /S/ Annie Chin Tat
                                      -----------------------------------------
                                  Name: /S/ Annie Chin Tat
                                  Its: /S/ Vice President

                                  COMERICA BANK


                                  By: /S/ Gregory N. Block
                                      -----------------------------------------
                                  Name: /S/ Gregory N. Block
                                  Its: /S/ Vice President


                                  SOCIETE GENERALE


                                  By: /S/ Eric Sreboat
                                      -----------------------------------------
                                  Name: /S/ Eric Sreboat
                                  Its: /S/ Corporate Banking Manager


                                  BANK OF NEW YORK


                                  By: /S/ John M. Lokay, Jr.
                                      -----------------------------------------
                                  Name: /S/ John M. Lokay, Jr.
                                  Its: /S/ Vice President


                                  CORESTATES BANK, N.A.


                                  By: /S/ Kristen M. Denning
                                      -----------------------------------------
                                  Name: /S/ Kristen M. Denning
                                  Its: /S/ Assistant Vice President

                                  FIRST HAWAIIAN BANK


                                  By: /S/ Charles L. Jenkins
                                      -----------------------------------------
                                  Name: /S/ Charles L. Jenkins
                                  Its: /S/ Vice President, Manager National
                                  Corporate Banking


                                  THE FUJI BANK, LIMITED


                                  By: /S/ Peter L. Chinnici
                                      -----------------------------------------
                                  Name: /S/ Peter L. Chinnici
                                  Its: /S/ Joint General Manager


                                  HARRIS TRUST AND SAVINGS BANK


                                  By: /S/ Patrick J. McDonnell
                                      -----------------------------------------
                                  Name: /S/ Patrick J. McDonnell
                                  Its: Vice President


                                  THE MITSUBISHI TRUST AND BANKING
                                     CORPORATION


                                  By: /S/ Nobuo Tominaga
                                      -----------------------------------------
                                  Name: /S/ Nobuo Tominaga
                                  Its: /S/ Chief Manager

                                  THE SUMITOMO BANK, LTD.,
                                     CHICAGO BRANCH


                                  By: /S/ Kenichiro Kobayashi
                                      -----------------------------------------
                                  Name: /S/ Kenichire Kobayashi
                                  Its: /S/ Joint General Manager


                                  THE BANK OF TOKYO-MITSUBISHI, LTD.


                                  By: /S/ Hajime Watanabe
                                      -----------------------------------------
                                  Name: /S/ Hajime Watanabe
                                  Its: /S/ Deputy General Manager


                                  CREDIT AGRICOLE INDOSUEZ


                                  By: /S/ David Bouml
                                      -----------------------------------------
                                  Name: /S/ David Bouml
                                  Its: /S/ F.V.P. Head of Corporate Banking
                                  Chicago


                                  By: /S/ Katherine L. Abbott
                                      -----------------------------------------
                                  Name: /S/ Katherine L. Abbott
                                  Its: /S/ First Vice President


                                  DAI-ICHI KANGYO BANK, LTD.


                                  By: /S/ Seiichiro Ino
                                      -----------------------------------------
                                  Name: /S/ Seiichiro Ino
                                  Its: /S/ Vice President

                                  FIRST AMERICAN NATIONAL BANK


                                  By: /S/ Kathryn A. Brothers
                                      -----------------------------------------
                                  Name: /S/ Kathryn A. Brothers
                                  Its: /S/ Vice President


                                  THE LONG-TERM CREDIT BANK
                                     OF JAPAN, LTD.


                                  By: /S/ Mark A. Thompson
                                      -----------------------------------------
                                  Name: /S/ Mark A. Thompson
                                  Its: /S/ Senior Vice President & Team Leader


                                  LLOYDS BANK, PLC.


                                  By: /S/ Illegible/David C. Rodway
                                      -----------------------------------------
                                  Name: /S/ Illegible/David C. Rodway
                                  Its: /S/ Vice President/Assistant Vice
                                           President


                                  MELLON BANK, N.A.


                                  By: /S/ Ryan F. Busch
                                      -----------------------------------------
                                  Name: /S/ Ryan F. Busch
                                  Its: /S/ Assistant Vice President

                                  THE NORTHERN TRUST COMPANY


                                  By: /S/ David Gannon
                                      -----------------------------------------
                                  Name: /S/ David Gannon
                                  Its: /S/ Officer


                                  ROYAL BANK OF SCOTLAND, PLC.


                                  By: /S/ Derek Bonnar
                                      -----------------------------------------
                                  Name: /S/ Derek Bonnar
                                  Its: /S/ Vice President


                                  THE SANWA BANK, LIMITED


                                  By: /S/ Gordon R. Holtby
                                      -----------------------------------------
                                  Name: /S/ Gordon R. Holtby
                                  Its: /S/ Vice President & Manager


                                  SUNTRUST BANK, ATLANTA


                                  By: /S/ Margaret A. Jaketic/Shirley Burne
                                      -----------------------------------------
                                  Name: /S/ Margaret A. Jaketic/Shirley Burne
                                  Its: /S/ Vice President/Vice President

                                  "TERMINATED LENDERS"

                                  The following parties execute this Amendment as a Lender under the Credit Agreement, and each acknowledges by its signature below that it is a Terminated Lender pursuant to the terms of Section 3 hereof:


                                  UNITED STATES NATIONAL BANK
                                     OF OREGON


                                  By: /S/ Elliot Jaffee
                                      -----------------------------------------
                                  Name: /S/ Elliot Jaffee
                                  Its: /S/ Vice President


                                  BANK OF IRELAND


                                  By: /S/ Paddy Dowling
                                      -----------------------------------------
                                  Name: /S/ Paddy Dowling
                                  Its: /S/ A.V.P.


                                  NATIONAL CITY BANK


                                  By: /S/ Brian Cullina
                                      -----------------------------------------
                                  Name: /S/ Brian J. Cullina
                                  Its: /S/ Vice President